UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 6, 2023

TREASURE GLOBAL INC

(Exact name of registrant as specified in its charter)

Delaware	001-41476	36-4965082
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

276 5th Avenue, Suite 704 #739
New York, New York	10001
(Address of principal executive offices)	(Zip Code)

+6012 643 7688

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed on March 1, 2023, Treasure Global Inc (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with YA II PN, Ltd., pursuant to which YA II PN, Ltd. purchased two unsecured convertible debentures (the “Convertible Debentures”) in the aggregate principal amount of $5,500,000.00 in a private placement for a purchase price with respect to each Convertible Debenture of 92% of the initial principal amount of such Convertible Debenture.

On December 6, 2023, the Company paid a total of $2,102,909.59 (the “Payment”), which represented the outstanding balance of one of the Convertible Debentures issued pursuant to the Securities Purchase Agreement. The other Convertible Debenture had already been fully converted into shares of common stock, par value $0.00001 per share, of the Company, prior to December 6, 2023. As a result of the Payment being made, the Company fully satisfied all obligations under the Convertible Debentures, which resulted in the termination of the Securities Purchase Agreement.

Item 8.01. Other Events.

On December 5, 2023, the Company issued a press release announcing the retirement of the Convertible Debentures. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Securities Purchase Agreement by and between the Company and the Buyer dated February 28, 2023
99.1	Press Release dated as of December 5, 2023
104	Cover Page Interactive Data File (formatted in Inline XBRL).

*	Incorporated by reference to the Registrant’s Current Report on Form 8-K, originally filed on March 1, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2023	TREASURE GLOBAL INC

	By:	/s/ Chong Chan “Sam” Teo
	Name:	Chong Chan “Sam” Teo
	Title:	Chief Executive Officer

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